AMENDMENT NO. 10 TO CREDIT AGREEMENT, WAIVERS
                      AND CONSENTS RELATING TO AMRESCO DEBT


        AMENDMENT, WAIVERS and CONSENTS dated as of October 19, 1999 among PERINI CORPORATION (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :

        WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 1997 (as heretofore amended, the "Credit Agreement");

        WHEREAS, the Borrower has proposed to contribute certain real property (including its headquarters building) located in Framingham, Massachusetts to a newly created, 100%-owned subsidiary and to obtain financing secured by such real property pursuant to the terms and conditions contained in the August 13, 1999 Application/Commitment of Amresco Capital, L.P. attached hereto as Exhibit A; and

        WHEREAS, the Borrower has requested certain amendments to the Credit Agreement in connection therewith, and the parties have agreed to amend certain provisions of the Credit Agreement as provided herein;

        NOW, THEREFORE, the parties hereto agree as follows:


        Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

        Section 2. Amendment to Definitions. Section 1.01 of the Credit Agreement is amended by inserting, in appropriate alphabetical order, the following definitions:


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                                                                   EXHIBIT 10.27

        "Amresco Commitment Letter" means the August 13, 1999 Application/Commitment issued to Amresco Capital, L.P . by the Borrower and a borrower to be determined, in the form attached as Exhibit A to Amendment No. 10 to Credit Agreement dated as of October 19, 1999.

        "Amresco Debt" means Debt owed by the New Headquarters Subsidiary to Amresco Capital, L.P., in the aggregate principal amount of not more than $7,250,000 and having the terms and conditions described in the Amresco Commitment Letter.

        "Headquarters Building" means the office building located at 73 Mount Wayte Avenue in Framingham, Middlesex County, Massachusetts.

        "New Headquarters Subsidiary" means a 100%-owned Subsidiary of the Borrower formed for the purpose of acquiring the Headquarters Building from the Borrower, leasing the office space in such office building to the Borrower, incurring and servicing the Amresco Debt and conducting such other activities incidental thereto as contemplated by the Amresco Commitment Letter.

        Section 3. Amendment to Debt Covenant.

        (a) Section 5.08(a) of the Credit Agreement is amended by: (1) deleting the word "and" at the end of clause (vi); (2) changing clause (vii) to clause (viii); and (3) inserting the following new clause (vii) immediately after clause (vi):

                "(vii) the limited recourse Guarantee by the Borrower of the Amresco Debt as described in the Amresco Commitment Letter; and".

        (b) Section 5.08(b) of the Credit Agreement is amended by: (1) deleting the word "and" at the end of clause (v); (2) changing clause (vi) to clause (vii); and (3) inserting the following new clause (vi) immediately after clause (v):

                "(vi)   the Amresco Debt; and".

        Section 4. Amendment to Negative Pledge Covenant. Section 5.11 of the Credit Agreement is amended by: (1) deleting the word "and" at the end of clause
(e); (2) inserting a semi-colon and the word "and" at the end of clause (f); and
(3) inserting the following new clause (g):

                "(g) Liens on the Headquarters Building granted to Amresco Capital, L.P. to secure the Amresco Debt."


                                       2
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                                                                   EXHIBIT 10.27

        Section 5. Amendment to Sale of Assets Covenant. Section 5.12(b) of the Credit Agreement is amended by: (1) deleting the word "and" at the end of clause
(iv); (2) inserting a semi-colon and the word "and" at the end of clause "(v)"; and (3) inserting the following new clause (vi):

                "(vi)   the  transfer  of  the  Headquarters   Building  by  the
                        Borrower to the New Headquarters Subsidiary."

        Section 6. Amendment to Real Estate Investments Covenant. Section 5.15 of the Credit Agreement is amended by adding the following proviso at the end thereof:

                "; provided that notwithstanding the foregoing, the Borrower shall be permitted to transfer the Headquarters Building to the New Headquarters Subsidiary."

        Section 7. Consents and Waivers in Connection with Creation of New Headquarters Subsidiary and Amresco Debt.


        (a) Each Bank consents to the creation of the New Headquarters Subsidiary, but if the New Headquarters Subsidiary is created as a corporation, then such consent is conditional on the following occuring promptly following such creation (and, in any event, on or prior to the date of closing of the Amresco Debt): (i) the Borrower Pledge Agreement shall be amended to add all of the shares of capital stock of the New Headquarters Subsidiary and the related rights, entitlements, privileges and other interests described in Section 3 thereof as Collateral thereunder and (ii) the Borrower shall deliver certificates representing such capital stock to the Agent, with duly executed instruments of transfer or assignment in blank in form and substance satisfactory to the Agent.

        (b) Each Bank consents to the amendment to the Borrower Pledge Agreement contemplated by clause (a) above, and acknowledges and agrees that upon the effectiveness of this Amendment, the Agent is authorized to execute and deliver such amendment to the Borrower Pledge Agreement.

        (c) Each Bank waives the requirements of Section 5.16 of the Credit Agreement to the extent it would require the New Headquarters Subsidiary to guaranty the Borrower's obligations under the Credit Agreement or to grant a Lien on its assets to secure such guaranty; provided that this waiver shall expire at such time as the New Headquarters Subsidiary shall not be prohibited by the terms and conditions of the Amresco Debt from giving such a guaranty or granting a Lien on its assets to secure such guaranty.

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                                                                   EXHIBIT 10.27

        (d) Each Bank waives the requirements of Section 5.18 of the Credit Agreement to the extent it would prohibit the Borrower from transferring the Headquarters Building to the New Headquarters Subsidiary or from leasing the Headquarters Building from the New Headquarters Subsidiary as contemplated by the Amresco Commitment Letter.

        (e) Each Bank waives the requirements of Section 5.20 of the Credit Agreement to the extent it would prohibit the Borrower from using a portion of the proceeds of the Amresco Debt to pay the principal, interest and other amounts owed to Harris Trust and Savings Bank in respect of the reimbursement obligations arising as a result of the drawing under the letter of credit issued by Harris Trust and Savings Bank ("Harris Bank") as described in the Forbearance Agreement dated as of September 23, 1999 between Harris Bank and Perini Building Corporation.

        (f) Each Bank acknowledges and agrees that the Agent is authorized to release the Mortgage on the Headquarters Building upon the closing of the Amresco Debt, but only if the Commitments are reduced at such time by an aggregate amount equal to the amount by which 100% of the aggregate principal amount of the Amresco Debt exceeds the sum of (i) the aggregate amount paid to Harris Bank for amounts described in clause (e) and (ii) the out-of-pocket transaction costs incurred by the Borrower or the New Headquarters Subsidiary in connection with the Amresco Debt, including all fees, commissions and reserve or escrow fundings described in the Amresco Commitment Letter.

        Section 8. Representations and Warranties Correct; No Default. The Borrower represents and warrants that on and as of the date hereof, after giving effect to this Amendment, Waivers and Consents, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true, other than the representation and warranty contained in Section 4.04(c) of the Credit Agreement to the extent that the Borrower cannot make such representation and warranty due solely to the status of the Rincon Center project and (b) no Default under the Credit Agreement exists.

        Section 9. Effect of Amendments, Waivers and Consents. Except as expressly set forth herein, this Amendment, Waivers and Consents shall not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        Section 10. Governing Law. This Amendment, Waivers and Consents shall be governed by and construed in accordance with the laws of the State of New York.

        Section 11. Counterparts. This Amendment, Waivers and Consents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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
                                                                   EXHIBIT 10.27

        Section 12. Consent by Subsidiary Guarantors. By signing this Amendment, Waivers and Consents below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that this Amendment, Waivers and Consents shall not alter, release, discharge or otherwise affect any of such obligations, all of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        Section 13. Effectiveness. This Amendment, Waivers and Consents shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each Bank and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Waivers and Consents to be duly executed by their respective authorized officers as of the date first above written.

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                                                                  EXHIBIT 10.27



                             APPLCATION/COMMITMENT

                 BORROWER: Single Asset Entity To-Be-Determined
                             c/o Frank D. Pietroski
                             FDP Financial Services
                           175 Derby Street, Suite 21
                               Hingham, MA 02043


August 13, 1999

AMRESCO CAPITAL, L.P.
37 Franklin Street, Suite 410
Buffalo, New York 14202



        Re: Loan Application together with all attachments and any amendments thereto agreed to by the parties in writing, (the "Application"), submitted by Borrower (as defined below) to Lender (as defined below) relating to the proposed Loan (as defined below) in the original principal sum of $7,275,000.00 and secured by, among other things, a first mortgage on 73 Mount Wayte Avenue, Framingham, Massachusetts (the "Property")

Dear Sir:

The undersigned hereby submits this Application/Commitment (this "Application") to AMRESCO Capital, L.P., its successors and assigns ("Lender"), for a first mortgage loan up to the principal amount set forth below (the "Loan") to Borrower (as defined below), subject to the terms and conditions contained herein (including the Standard Terms and Conditions attached hereto). It is acknowledged that this Application shall not constitute a commitment by Lender to make the Loan (a "Commitment") to Borrower unless and until (a) this Application is executed by Borrower and Key Principals and delivered to Lender accompanied by the Processing Fee, the Application Fee, the completed Environmental Questionnaire and Certificate (the form of which is attached hereto) and the items identified on the Borrower Documentation List (attached hereto) and (b) Lender's issuance of a Commitment. Furthermore, the Commitment and the consummation of the Loan are conditioned

                                                                  EXHIBIT 10.27

upon the (a) completion by Lender of a due diligence investigation of Borrower, its principals and the Property (as defined below) confirming that Borrower, its principals and the Property are as represented and meet Lender's underwriting criteria, (b) execution and delivery by Borrower of the required documentation relating to the Loan, and (c) absence of any changed circumstances which may materially and adversely affect the proposed Loan. All documents and investigation(s) must be acceptable to Lender and all conditions must be satisfied in a manner acceptable to Lender. Capitalized terms used in this Application shall have the meanings set forth below. Capitalized terms used in this Application and not otherwise defined below are defined in the Standard Terms and Conditions attached hereto and incorporated by reference.

Property: That office building which is further described below:

Name:   73 Mount Wayte Avenue

Address (Street, City, County, State): 73 Mount Wayte Avenue
                                       Framingham, Middlesex County,
                                       Massachusetts
Type:                           Two Story Office Building
No. of Units:                   N/A
No. of Stories:                 Two
Physical Occupancy:             100%
Year Built:                     Unknown
Land Area:                      7.3 acres
Parking Spaces:                 Unknown

Acquisition:                    No


Security: The Loan shall be secured by a first and prior mortgage or deed of trust on the Property and a perfected first security interest in all leases, rents, income and profits, and all other personal property, rights and interests owned by Borrower and related or appurtenant to the Property. SEE SPECIAL CONDITION #13.

Borrower: Borrower must be a single asset entity meeting  Lender's  single asset entity requirements, ("Single Asset Entity"), which means a United States corporation, limited partnership or limited liability company which does not and cannot by virtue of its organizational documents engage in any business other than owning and operating the Property which cannot acquire or own material assets other than the Property and incidental personal property, and which (i) maintains its assets in a way which segregates and identifies such assets separate and apart from the assets of any other person or entity, (ii) holds itself out to the public as a separate legal entity from any other person or entity, (iii) conducts business solely in its name, (iv) shall not have any indebtedness other than the Loan and indebtedness for trade payables incurred in

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
                                                                  EXHIBIT 10.27

        the ordinary course of business, and (v) otherwise complies with rating agency standards for a single purpose entity.


Key Principals: Perini Corporation will execute a guaranty with respect to the limited recourse carve-out provisions (as described herein).

Loan Amount: $7,275,000.00 (Subject to adjustment at the time of rate lock and/or upon final approval of the Appraisal. The adjustment shall be based upon the Maximum Loan to Value and/or Minimum Debt Service Coverage required described herein.)


Term: Ten (10) years from the first day of the first calendar month following the Closing Date or, if the Closing Date is the first day of a calendar month, ten (10) years from such day.

Amortization of Principal: Twenty (25) years, with the understanding that the Loan is payable in full at the end of the Term.

Interest Rate: The greater of (a) 7.8% per annum or (b) a rate per annum equal to the Treasury Rate (defined as the yield for the "on the run" most recently issued and currently traded 10-year United States Treasury Note as determined by Lender) plus 245 basis points (the "Interest Rate Spread").

Rate Lock: The Interest Rate will be set no earlier than 9:00 a.m. (New York time) two (2) Business Days prior to the related funding date for no charge or deposit. If the Loan does not close within such two (2) Business Day period, except due to Lender's willful default, Borrower will reimburse Lender for any costs related to changes in interest rates.

                                                                  EXHIBIT 10.27

Maximum Loan
to Value Ratio:   The lesser of:

        (A) Seventy five percent (75%) of the appraised value of the Property pursuant to the Appraisal; or

        (B) Seventy five percent (75%) of the purchase price of the Property if the Loan is being made in connection with an acquisition of the Property, or the property has been purchased within the last twelve months.

Minimum Debt Service Coverage Ratio:  1.25x, which is calculated as the ratio of
(a) Lender's estimated net underwritable cash flow from the Property over a trailing twelve (12) month period adjusted, if necessary, to reflect the results of an audit of the Property cash flows ("Net Cash Flow"), divided by (b) the loan constant [which shall be (i) the sum of twelve (12) regularly scheduled principal and interest payments divided by (ii) the Loan Amount ("Loan Constant") ] times the Loan Amount.

Closing Date/ Commitment Expiration Date: Unless extended by Lender, the Loan must close and fund on such a date (the "Closing Date") not later than the thirtieth (30th ) Business Day following Borrower's acceptance of the Commitment (the "Commitment Expiration Date"), unless Lender shall, in its sole discretion, otherwise agree, in writing. For purposes hereof, the "Effective Date of the Commitment" shall be the date Lender issues its Commitment. Should the Commitment be issued without any material changes to Application, Borrower's signature to the Application will be deemed as acceptance of the Commitment and the thirty (30) day period will run from issuance of the Commitment. Borrower and Key Principals acknowledge time is of the essence in regard to closing the Loan on or before the Commitment Expiration Date.

LENDER'S FEES:

Processing Fee: $5,000. The Processing Fee is payable to Lender simultaneously with submission of this Application. The Processing Fee shall be earned by Lender upon Lender's completion of its site inspection.

Application   Fee:   $22,500.   The   Application   Fee  is  payable  to  Lender
simultaneously with submission of this Application. The Application Fee is non-refundable upon submission of this Application, except as described below in the "Use of Lender's Fees/Partial

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                                                                  EXHIBIT 10.27

Refund" provision. The Application Fee will be used by Lender to cover all of the costs of the Phase I Environmental Report, the Engineering Report and the Appraisal (the "Third Party Analyses"), as well as Lender's usual and customary attorneys' fees incurred in connection with legal due diligence and documentation of the Loan. The Application Fee does not include, and Borrower shall pay the costs of (i) a Phase II Environmental Report, or any additional environmental analyses, if applicable, a seismic survey, or any other extraordinary engineering reports or analyses; (ii) expenses and/or disbursements of Lender's legal counsel; (iii) third party reviewer fees; and
(iv) legal fees incurred as a result of significant negotiations of the Loan Documents, extraordinary and/or complex legal issues uncovered by the due diligence performed by Lender or Lender's counsel, or non-standard loan provisions. By way of example (but not by way of limitation), additional legal fees may be incurred for items such as assignment of existing indebtedness secured by the Property, environmental issues, or condominium projects with bifurcated ownership. Borrower authorizes Lender to order the Third Party Analyses upon receipt of signed Application and related fees. SEE SPECIAL CONDITION #4.

Use of Lender's  Fees/Partial  Refund:

        A. The Processing Fee is earned by Lender upon completion of its site inspection of the Property and is thereafter non-refundable to Borrower under all circumstances. In the event Lender does not complete its site inspection of the Property within fourteen
                (14) days after its receipt of this signed Application and the items to be submitted herewith, Borrower may, at its option, terminate this Application by written notice to Lender and receive a full refund of the Processing Fee and the Application Fee.

        B. In the event the Loan closes in accordance with the terms of this Application, the Application Fee will be retained by Lender.

        C. If the Loan does not close for any reason other than a Borrower Default described in subparagraph (D) set forth below, including Borrower's decision to terminate this Application (by written notice to Lender) because the Commitment issued by Lender is on terms materially different from those contained in this Application, then the balance of the Application Fee in excess of the costs of the Third Party Analyses, Lender's attorneys' fees and costs incurred to date and the Loan Expenses (as defined in section 4 of the attached Standard Terms and Conditions) incurred by Lender to date will be refunded to Borrower.

        D. In the event that the Commitment expires or is terminated by Lender because Borrower, its Key Principals or agents (i) made a material misrepresentation, (ii) fail to timely furnish information requested under the Commitment or to comply with a condition precedent within their control, (iii) terminate negotiations prior to execution of the Loan Documents or (iv) otherwise

                                                                  EXHIBIT 10.27


                refuse to close the Loan (individually or collectively, a "Borrower Default"), then Lender will be entitled to retain the entire Application Fee, in its entirety, and to recover from Borrower and Key Principals, as liquidated damages, the amount by which the costs of the Third Party Analyses, Lender's attorneys' fees and costs incurred to date and the Loan Expenses incurred by Lender to date exceed the Application Fee. In such event, Borrower will also be solely responsible for the payment of any fee or commission due Broker (if any) or any other broker involved in the proposed Loan. This subparagraph (D) will survive the expiration or termination of this Application and the Commitment, if any, that may subsequently be issued by Lender. SEE SPECIAL CONDITION #5.

OTHER LOAN TERMS:

Limited Recourse: No deficiency or other judgment for repayment of principal and interest on the Loan will be entered by Lender against Borrower or Key Principals following an Event of Default (as defined in the Loan Documents) except in the event of fraud or material misrepresentation by Borrower or Key Principals in connection with the Loan (including, but not limited to, the failure to pay the first full monthly payment of principal and interest when due and failure to timely establish the Lockbox required should Borrower fail to comply with the Reporting Requirements, as set forth hereinafter). In addition, Borrower and Key Principals will be liable for Lender's standard carve-outs and limitations as set forth in Section 2 of the Standard Terms and Conditions.

Repayment Terms: If funding of the Loan does not occur on the first day of a calendar month, Borrower will pay interest accruing up to the first day of the next calendar month, in advance at closing. Thereafter, principal and interest (payable in arrears) shall be due in monthly installments until maturity. Interest shall be computed and payable in arrears on a monthly basis of a 360-day year for the actual number of days elapsed (subject to the provisions of the Loan Documents limiting interest to the maximum amount allowed by law).

Prepayment: Except in the case of casualty or condemnation proceeds actually applied to the Loan balance, the Loan may not be prepaid except as provided herein below. After the earlier of: (i) the first five (5) years following the full funding of the Loan; or (ii) two years after securitization of the Loan, Borrower may defease the Loan and have the lien on the property released by purchasing U.S. Treasury securities in an amount sufficient to pay the remaining principal and interest due on the Loan as scheduled. Provided Borrower has not previously elected the option to defease, prepayment will be permitted during the last three (3) months of the term of the Loan without payment of these fees.

                                                                  EXHIBIT 10.27

Assumability: The Loan may be assumed upon prior written approval of Lender, its agent, successors, or assigns in accordance with the terms of the Loan Documents and the payment by Borrower of a one percent (1%) assumption fee, which right is not limited to one such assumption. SEE SPECIAL CONDITION #6.

Additional Encumbrances: No additional financing of any type will be allowed on the Property, Borrower or on the constituent interests in Borrower. SEE SPECIAL CONDITION #7 & #13.

Reporting Requirements: During the Loan Term, Borrower and all indemnitors and guarantors of the Loan shall keep adequate books and records of account in accordance with generally accepted accounting principles and furnish to Lender the following, all as more particularly set forth in the Loan Documents:

        (i) On a monthly basis, rent rolls and property operating statements for the immediately preceding month or such prior period as Lender shall require, or if the Loan has been securitized or sold as a whole loan by Lender, quarterly and annual rent rolls and property operating statements;

        (ii)    Annual property operating statements and operating budgets;


        (iii) Borrower's quarterly and annual balance sheets and profit and loss statements relating to the Property; and


        (iv) Such other additional financial and management information as Lender may require from time to time

        Springing Lockbox: If Borrower fails to comply with a reporting requirement, as set forth above and in the Loan Documents, twice in any twelve (12) month period during the Term, the Borrower will be obligated to establish a lockbox account with Lender, its successors or assigns, and enter into a cash management agreement (the "Lockbox") with Lender, its successors or assigns. Borrower will have thirty (30) days from the date of the second default during any twelve (12) month period to institute the Lockbox. Failure to institute the Lockbox within this thirty (30) day period will result in the Loan becoming full recourse to the Borrower and Key Principals and will constitute a default under the Loan. SEE SPECIAL CONDITION #8.

        Failure to deliver the financial information as required in the Loan Documents within the time period specified therein shall constitute an Event of Default under the Loan Documents.

                                                                  EXHIBIT 10.27


ESCROWS AND RESERVES:

Operating Escrows: A monthly escrow for taxes, insurance, and other special assessments will be required. At closing, the escrow must be funded initially in an amount which, when the required monthly payments are added thereto, will be sufficient in Lender's estimation to pay such charges on the first day of the calendar month preceding the month when due. SEE SPECIAL CONDITION #9, #11, #12 & #16.

General Replacement: A general replacement reserve of $0.20 per square foot per year will be funded through monthly deposits by Borrower. Monies deposited will be released to Borrower for reimbursement of exterior, structural, HVAC and mechanical improvements and repairs in accordance with the terms of the applicable Loan Documents. This reserve may be increased after Lender's evaluation of the Engineering Report, but in no event will the monthly deposit be less than $0.20 per square foot for office.

Repairs: 125.0% of the estimated cost of any needed maintenance and repairs as determined by Lender's evaluation of the Engineering Report will be deposited at closing, if such costs exceed the greater of one half of one percent (.5%) of the Loan Amount or $10,000, for subsequent release to Borrower, upon completion of the required maintenance and repair, for reimbursement of the costs of such maintenance and repairs (not to exceed the amount budgeted for such maintenance and repairs), which must be completed within the time period established by Lender.

TI/LC's: A reserve for future tenant improvements and leasing commissions in the amount of $50,000 will be funded by Borrower at closing; thereafter, the amount of $25,000 per year will be funded through monthly deposits by Borrower until the balance in this reserve is at least $200,000. If the balance in this reserve is subsequently reduced below such amount (whether on account of expenditures approved by Lender or its servicer or otherwise), or if there is any event of default (or any event with which notice or lapse of time or both could constitute an event of default) under the Loan Documents, then Borrower shall resume making monthly deposits in such reserve until a balance of at least $200,000 is restored and there is no uncured event of default. Lender shall release to Borrower the lesser of (i) the actual amounts expended by Borrower or
(ii) $8.00/sq. ft. to reimburse Borrower for costs incurred in accordance with the terms of the applicable Loan Documents. This reserve may be increased after Lender's evaluation of the Appraisal and market survey. SEE SPECIAL CONDITION #3 & #12.

Other: Lender may require additional funding of the foregoing at closing as well as any escrow for any other purpose as may be provided in the Loan Documents, all of which shall be pursuant to escrow agreements acceptable to Lender and executed by Borrower at closing. At this time, Lender is unaware of the need for any

                                                                  EXHIBIT 10.27

such additional escrow but merely wishes to retain the right to require any such other additional escrow should it become necessary. SEE SPECIAL CONDITION #10.

Grace and Cure Period: Payments are due and payable on the first of each calendar month. Payments will be considered to be late, and subject to a late charge without notice, if the payments have not been received by the fifth day of each calendar month. If the default is not timely cured, then the Loan will be subject to default interest and Lender may exercise its other remedies under the Loan Documents. SEE SPECIAL CONDITION #15.

Loan Closing Conditions: Lender's agreement to fund the Loan is contingent upon its receipt and approval of (a) an appraisal prepared by an independent appraiser acceptable to Lender in accordance with FIRREA/USPAP standards (the "Appraisal"), (b) capital expenditure budget(s), (c) engineering report(s), (d) environmental report(s), (e) legal opinion(s) regarding the Borrower's ownership structure, the enforceability of the Loan documents and such other matters as Lender's counsel may require, (f) title insurance, (g) survey(s), (h) certified current and historical rent rolls and property operating statements, (i) management agreement(s), (j) organizational documents, (k) financial statements, credit reports and UCC, litigation, bankruptcy and judgment searches for the Borrower, the Controlling Entity, all entities comprising the Borrower and Key Principals (as defined herein), (l) copies of the standard form of lease, (m) copies of all commercial space leases, historical tenant sales data, provided tenant is required to report same to Landlord, tenant estoppels and subordination, non-disturbance and attornments agreements, (n) current and prior years' real estate tax statements, (o) evidence of casualty, liability and other insurance, (p) evidence of establishment of operations and maintenance plans for possible asbestos-containing materials, lead-based paint or radon, if applicable, (q) evidence of compliance with all applicable laws and ordinances,
(r) acceptable evidence of a Minimum DSCR (as defined in herein) for the Property at closing together with (s) such other documentation as Lender may, in its sole and absolute discretion, require. All of the aforementioned items must be satisfactory to Lender and its counsel, in their sole discretion.

        Lender will make the Loan to Borrower only if Lender receives and approves the items set forth in clauses (a) through (s) above.

Special Conditions Supplement: Special provisions of this Application are set forth in the Special Conditions Supplement attached and incorporated herein by reference. If any such special provision is in conflict with another term or condition of this Application, the special provisions shall control.

                                                                  EXHIBIT 10.27

        Borrower shall have five (5) Business Days from the date of this Application to execute this Application and submit it to Lender. If Lender does not receive Borrower's submission of this Application by the close of business on the fifth (5th) Business Day from the date hereof, Lender may thereafter refuse, at its option, to accept Borrower's Application. Time is of the essence with respect to all obligations under this Application.

        THE FUNDING AND CLOSING OF THE LOAN IS SUBJECT TO A DETERMINATION BY THE LENDER IN ITS SOLE DISCRETION THAT THE LOAN CAN BE EITHER SOLD OR TRANSFERRED UPON TERMS, (INCLUDING PURCHASE PRICE), AND CONDITIONS ACCEPTABLE TO THE LENDER.

        THIS APPLICATION, AND THE OTHER LOAN DOCUMENTS REFERRED TO OR CONTEMPLATED HEREIN, REPRESENT OR WILL REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        The provisions of this Application and resulting Commitment, if any, cannot be waived or modified unless such waiver or modification is in writing and signed by the Lender, Borrower and Key Principals, if any. The Loan Application and related materials submitted to Lender shall survive the issuance of any such Commitment.

BORROWER:

By:               To Be Determined
Name:
Title:
Tax I.D. No.:

KEY PRINCIPALS: Perini Corporation

By:
Printed Name:
Title:            ____________________________________
Tax I.D. No.:



Attachments:
                  Special Conditions Supplement
                  Standard Terms and Conditions
                  Surveyor Selection
                  Survey Requirements
                  Title Requirements
                  Borrower Documentation List

                                                                  EXHIBIT 10.27

                  Environmental Questionnaire and Certificate
       [to be completed by Borrower and returned with signed Application]

                                                                  EXHIBIT 10.27

ACKNOWLEDGEMENT OF RECEIPT OF APPLICATION AND PROCESSING AND APPLICATION FEE in the amount of $ by Lender on _______________, 1999.

LENDER:  AMRESCO CAPITAL, L.P.,
         a Delaware limited partnership

         By:      AMRESCO Mortgage Capital, Inc.,
                  a Delaware corporation
                  its sole General Partner


                  By:
                  Name:
                  Title:

                                                                  EXHIBIT 10.27



                             ISSUANCE OF COMMITMENT

LENDER HEREBY ISSUES THIS COMMITMENT in accordance with the terms hereof on this day of , 1999 (the "Effective Date of this Commitment").

LENDER:  AMRESCO CAPITAL, L.P.,
         a Delaware limited partnership

         By:      AMRESCO Mortgage Capital, Inc.,
                  a Delaware corporation
                  its sole General Partner


                  By:
                  Name:
                  Title:

                                                                  EXHIBIT 10.27

                          SPECIAL CONDITIONS SUPPLEMENT

        Prior to closing the Loan, the following conditions must have been fulfilled to Lender's satisfaction:

1. This transaction is subject to Lender's approval of a comprehensive credit review of Perini Corp.

2. Borrower will be required to enter into a 25-year lease, acceptable to Lender, with Perini Corp. at a rental rate equal to or greater than $11.75 per square foot (triple net) for the entire net rentable area. The rental rate will be verified by an independent appraiser as to market validity and may be subject to adjustment based upon such appraisal. Borrower will also provide estoppel and subordination agreement related thereto.

3. In lieu of the TI/LC reserve requirements set forth above, Borrower may elect to provide to Lender at closing a letter of credit in the amount of $140,000.00 relating to the TI/LC reserve. Any such letter of credit must be an irrevocable letter of credit furnished by Borrower at its own expense for the benefit of Lender and its assigns, to be in transferable form reasonably acceptable to Lender and issued by a financial institution acceptable to Lender. Such letter of credit shall be held as additional collateral for the term of the Loan and shall be subject to being drawn down in the case of an event of default, as defined in the Loan Documents. Borrower shall notify Lender should it elect this letter of credit option at least two weeks prior to funding and closing of the Loan.

4. Lender will contact Borrower and receive Borrower's written permission to proceed if Lender's additional expenses, which are to be paid separately by Borrower, set forth as (i), (ii), (iii) and (iv) in the Application Fee section above, will exceed $5,000.00.

5. Lender is not responsible for the payment of any fee or commission due Broker, as defined hereinafter. Neither Borrower nor Lender has contracted with, nor knows of any broker, other than broker who has participated in the application for the Loan or the transactions contemplated by the Commitment (the "Broker").

6. Notwithstanding the assumption fee set forth in the Assumption section above, the Loan may be assumed upon prior written approval of Lender, its agent, successors, or assigns in accordance with the terms of the Loan Documents and the payment by Borrower of a one half of one per cent (.5%) assumption fee, which right is not limited to one such assumption.

7. Reference in the Additional Encumbrances section above to no additional financing being allowed on the constituents in the Borrower should not be construed as a requirement that Perini Corporation not incur additional debt.

8. In regard to the Springing Lockbox provision set forth in the Reporting Requirements section

                                                                  EXHIBIT 10.27

        above, Lender will agree to a 10 day notice and cure period for any failure to comply with a reporting requirement set forth herein and in the Loan Documents. In addition, notwithstanding the terms set forth in the Loan Documents, Borrower will provide its required financial reports, as described therein, on or before 45 days after the end of each month/quarter and within 90 days following the end of each calendar year.

9. The phrase "special assessments" used in the Operating Escrows section above refers to any assessments, fees or taxes assessed against the Property by any governmental body.

10. Should any additional escrows be required pursuant to the Other section above, any such escrow shall be pursuant to an escrow agreement acceptable to Lender and Borrower.

11. Notwithstanding the Operating Escrows section above, Borrower may elect to provide to Lender at closing the following:


TAXES: The amount of all taxes and other assessments on the Property will be among the deductions used in underwriting cash flow available for debt service; however, Lender agrees to defer its right under the Loan Documents to require monthly escrow deposits for the payment of taxes and other assessments on the Property as long as there exists no event of default (or event with which notice or lapse of time or both could constitute an event of default) under the Loan Documents, and the following conditions are met to Lender's satisfaction:

        Borrower provides to Lender at closing an amount sufficient to make one-half the then-current required payment, whether quarterly or semi-annually. Lender shall hold this amount in escrow as additional collateral for the term of the Loan.

        o The sole fee simple owner of the Property is Borrower or an entity which Lender has approved in writing (not only as an acceptable transferee and assumptor generally but also as to the suspension of such escrow payments specifically).

        o Borrower delivers tax receipts and other evidence satisfactory to Lender of the payment of all taxes at least twenty (20) days prior to their becoming due and all taxes are paid as required by the Loan Documents.

        If Lender determines that any of the foregoing conditions are not satisfied, then Lender may, in addition to its other remedies under applicable law and the Loan Documents, require that Borrower immediately pay all unpaid taxes and that escrows for all taxes on the Property be established and fully funded in accordance with Lender's standard provisions.

INSURANCE: The amount of premiums for all insurance required under the Loan Documents will be among the deductions used in underwriting cash flow available for debt service; however,

                                                                  EXHIBIT 10.27

Lender agrees to defer its right under the Loan Documents to require monthly escrow deposits for the payment of premiums for insurance on the Property as long as there exists no event of default (or event with which notice of lapse of time or both could constitute an event of default) under the Loan Documents and the following conditions are met to Lender's satisfaction

        Borrower provides to Lender at closing an amount sufficient to pay one half the then-current insurance premium payment, whether annual or semi-annual, which shall be held in escrow as additional collateral for the term of the Loan.

        o The sole fee simple owner of the Property is Borrower or an entity which Lender has approved in writing (not only as an acceptable transferee and assumptor generally but also as to the suspension of such escrow payments specifically).

        o Lender has received, prior to Closing, original insurance policies or Accord 27 certificates specifically identifying the Property from an insurance company acceptable to Lender and meeting Lender's rating requirements naming Lender and its assigns as payees under a standard mortgagee clause and providing that the policy will not be terminated without thirty
                (30) days (or such shorter time as may be acceptable to Lender) prior written notice delivered to Lender or its servicer, and such policy or certificate assigns a coverage amount at least equal to the amount required by Lender.

        o Borrower provides written evidence satisfactory to Lender that all such insurance premiums are paid current at the time of Closing and at all times during the Term of the Loan.

o If Lender determines that any of the foregoing conditions are not satisfied, then Lender may, in addition to its other remedies under applicable law and the Loan Documents, require that Borrower immediately pay all unpaid premiums for insurance and that escrows for insurance be established and fully funded in accordance with Lender's standard provisions.

12. Provided Borrower does not elect to fund this reserve with a letter of credit as described above, subject to the payment of Lender's or its servicer's service charges in connection with such accounts and subject to the collateral and other provisions of the applicable Loan Documents, Lender or its servicer will allocate to Borrower (and Borrower will report as income) an amount of interest on the average monthly balance in the specific reserve for tenant improvements and leasing commissions, based on a business money market savings account rate (or a comparable rate) quoted by the depository institution selected by Lender or its servicer. Such interest shall be part of such escrow fund and shall be held or disbursed as provided in the escrow agreement and other Loan
        Documents. Lender and its servicer shall not be responsible for obtaining any specific return or yield on such funds, which may be invested with escrows for other loans.

13. Borrower and its managing members or members will not, during the term of the Loan, incur any

                                                                  EXHIBIT 10.27

        indebtedness contrary to the bankruptcy remote requirements referred to in this Application, including, without limitation, any financing directly or indirectly secured by any lien on or other interest in the Property evidenced by a note.

14. Notwithstanding the liquidated damages set forth in D of the Use of Lender's Fees/Partial Refund section, Lender's liquidated damages shall be capped at one per cent (1%) of the Loan Amount in the event of a Borrower Default.

15. For informational purposes only in regard to a question regarding notice and cure provisions, Lender is providing the following excerpt from the mortgage form loan document:

General Event of Default: In addition to Section 24[Events of Default] above, it shall also be an Event of Default if for more than ten (10) days after notice from Mortgagee, Mortgagor shall continue to be in default under any other term, covenant or condition of the Note, this Mortgage or the other Loan Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Mortgagee in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Mortgagor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Mortgagor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days. Notwithstanding the foregoing, Mortgagee agrees to give to Mortgagor notice as described in this Section 25 of a default referred to in
Section 24 (j) - (q) above.

Provision of this excerpt is not meant to imply that notice will be given under any circumstances other than those set forth in the Loan Documents. Borrower has been informed that notice and cure is not applicable to monetary defaults as set forth in the Note.

                                                                  EXHIBIT 10.27

16. Subject to the payment of Lender's or its servicer's service charges in connection with such accounts and subject to the collateral and other provisions of the applicable Loan Documents, Lender or its servicer will allocate to Borrower (and Borrower will report as income) an amount of interest on the average monthly balance in taxes and insurance, based on a business money market savings account rate (or a comparable rate) quoted by the depository institution selected by Lender or its servicer. Such interest shall be part of such escrow fund and shall be held or disbursed as provided in the escrow agreement and other Loan Documents. Lender and its servicer shall not be responsible for obtaining any specific return or yield on such funds, which may be invested with escrows for other loans.

                                                                  EXHIBIT 10.27

                 [REMOVE THIS PAGE PRIOR TO SENDING TO BORROWER]


REVIEWED BY ACLP LEGAL COUNSEL.



_____________________________________           _____________________________
Counsel                                                       Date

                                                                  EXHIBIT 10.27

                         STANDARD TERMS AND CONDITIONS:

        THESE STANDARD TERMS AND CONDITIONS ARE ATTACHED TO AND MADE A PART OF THE RELATED APPLICATION. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE APPLICATION.

1.       Due Diligence/Reports.

        Lender  will  provide to  Borrower a detailed  Due  Diligence  and Legal
Checklist. Borrower agrees to provide in a timely fashion to Lender and its agents all information as well as any other items Lender may request in order to underwrite and close the Loan. Borrower acknowledges that if the Application is accepted by Lender, and Lender thereafter issues a Commitment, Lender is issuing the Commitment and underwriting the Loan based upon: (i) the timeliness of the receipt of information and (ii) reliance on the representations by Borrower, its Key Principals and agents concerning the Property, and the financial and other condition(s) of Borrower and Key Principals. The failure to furnish complete and accurate information in a timely manner or to cooperate in the underwriting and closing of the Loan may cause the Commitment to expire and/or entitle Lender to terminate the Commitment on account of such Borrower default.

        Lender's due diligence investigations shall include, but not be limited to, the receipt and review of the following items (in form and substance satisfactory to Lender), each of which will be obtained at the expense of Borrower and submitted to Lender in sufficient time for Lender to adequately evaluate its acceptability: (i) evidence of proper zoning, permitting, licensing and certificates of occupancy for the Property; (ii) operating statements, balance sheets, tax returns and supporting documentation for Borrower and Key Principals for the past three calendar years; (iii) a year-to-date operating statement for the Property for the current year; (iv) if applicable, copies of reciprocal operating agreements, and property owners association documents for the Property (including all amendments and guarantees thereof); (v) evidence of the availability of all utility service at the Property; (vi) a copy of the Management Agreement for the Property; (vii) evidence of the absence of material litigation (including current or past bankruptcies) affecting Borrower, Key Principals and/or their respective principals or the Property; and (viii) certificates and affidavits of Borrower, Key Principals and/or their respective principals with respect to certain of the above items and such other items as Lender may reasonably request. In addition, Borrower shall, at its expense, cause Lender to receive, at the closing of the Loan, a lender's title insurance policy, in form and substance satisfactory to Lender and from a title insurance company satisfactory to Lender, in the amount of the Loan. If the Property has not been inspected and approved by Lender prior to issuance of this Commitment, then an inspection of the Property and Lender's approval is required.

        Third Party Analyses: In addition to the investigations set forth above, at Borrower's expense, Lender shall commission a Phase I environmental report and review (the "Phase I Environmental Report") by the environmental consultants (collectively, the "Environmental Consultant") and an engineering report (the "Engineering Report") by the engineer (the "Engineer") selected by Lender. If recommended by the Environmental Consultant in the Phase I Environmental Report, Lender shall require a Phase II environmental analysis be performed at Borrower's expense and the results be submitted to Lender in a written report. All analyses and reports by the Environmental Consultant and the Engineer must be acceptable to Lender.

        At Borrower's expense, Lender shall also commission a full narrative appraisal of the Property (the "Appraisal") by an independent appraiser (the "Appraiser") selected by Lender. The making of the Loan is contingent

                                                                  EXHIBIT 10.27

upon the Appraisal setting forth a current fair market value as determined by using the lesser of a leased fee or fee simple analysis of the Property necessary to satisfy the Maximum Loan to Value Ratio and confirming the appropriateness of market rents and market vacancy calculations used in connection with the issuance of the Commitment.

        Borrower hereby authorizes Lender to engage the Appraiser, the Environmental Consultant and the Engineer for the purposes described herein. Borrower further authorizes the Environmental Consultant, the Engineer and the Appraiser to perform such analyses, to contact such persons, entities or governmental authorities and to perform such non-intrusive and intrusive analyses of the Property as each shall deem appropriate. Borrower shall have no claim against Lender relating to the conduct by such persons of any activities or the willful misconduct or negligence of such persons in connection with those activities.

2.       Loan Documents.

        The definitive documentation for the Loan (the "Loan Documents") will include, but not be limited to: (i) a promissory note; (ii) a first lien deed of trust, deed to secure debt or mortgage and security agreement; (iii) an absolute assignment of leases and rents; (iv) an absolute and unconditional guaranty of payment of the carve-outs and limitations with respect to exculpation set forth in the Loan Documents executed jointly and severally by the Key Principals; (v) a Hazardous Substances Indemnity Agreement indemnifying Lender for all costs incurred by Lender in connection with the removal of any hazardous substances from the Property, regardless of whether or not Borrower caused the presence of such hazardous substance, and against any loss, cost, damage or expense that Lender may incur, directly or indirectly, as a result of or in connection with the assertion against Lender of any claim relating to the presence or removal of any hazardous substance on the Property; (vi) UCC-1 financing statements; (vii) a Manager's Consent and Subordination of Management Agreement (which will also be executed by the property manager for the Property), (viii) Borrower's Closing Certificate; (ix) if required by Lender, a lead based paint acknowledgment and indemnification agreement; and (x) if required by Lender, an asbestos operations and maintenance agreement.

        The Loan Documents will provide that upon the occurrence and during the continuation of any Event of Default, the Loan shall bear interest at a default rate equal to the lesser of (i) five percent (5%) above the Interest Rate, or
(ii) the maximum rate permitted by law. A late charge equal to five percent (5%) of the lesser of (i) five percent (5%) of any installment or other payment due under the Note or (ii) the maximum amount permitted by law will be assessed if any payment is not made within any applicable grace period permitted under the Note. Any late charge allowed under the Loan Documents may be assessed whether or not a notice of any event of default is required or given.

        Under the Loan Documents, Borrower and Key Principals will be liable for principal and interest on the Loan in the event of fraud or material misrepresentation by Borrower or Key Principals in connection with the Loan (including, but not limited to, the failure to pay the first full monthly payment of principal and interest and failure to timely establish the Lockbox required should Borrower fail to comply with the Reporting Requirements described herein).

        In addition, Key Principals will be liable for damages relating to certain recourse obligations, paraphrased hereinafter, including, but not limited to, (i) physical waste caused by Borrower or its Agents, or removal, after an Event of Default, of any portion of the Property; (ii) misapplication or conversion of proceeds of insurance or condemnation; (iii) failure to deliver tenant security deposits; and/or rents and other funds due Lender under the Loan Documents accruing after an Event of Default, except as used to pay amounts required to be paid under the Loan Documents.

                                                                  EXHIBIT 10.27

        Borrower will be liable for damages relating to certain recourse obligations, paraphrased hereinafter, including, but not limited to, (i) breach of Borrower's agreements regarding environmental laws or regulations of hazardous substances; (ii) failure to obtain Lender's prior written consent to a transfer of, or other lien or encumbrance on, the Property or transfer of a majority interest in the borrowing entity; (iii) voluntary bankruptcy, involuntary bankruptcy (unless such proceeding is dismissed within ninety (90) days without entry of an order for relief being entered and no other event of default has occurred under the Loan Documents at the time of such dismissal) or other legal proceedings delaying or impairing Lender in the exercise of its rights to the Property; (iv) failure to pay taxes or other liens or insurance premiums (or to make escrow payments for such purposes) as provided in the Loan Documents; (v) gross negligence or willful misconduct of Borrower, Key Principals, its principals, directors, beneficiaries, shareholders, partners, members, trustees, agents, affiliates, officers or employees, or any person owning, directly or indirectly, any legal or beneficial interest in Borrower, or any successors or assignors of the foregoing, (collectively, "Agents") resulting in damage to or loss of value in the Property not reimbursed to Lender through insurance carried by Borrower or exposing Lender to liability claims or litigation costs; (vi) seizure of any of the Property resulting from any criminal wrongdoing by any person or entity other than Lender; (vii) physical waste caused by Borrower or its Agents, failure by Borrower to maintain, repair or restore the Property as required by the Loan Documents, or removal, after an Event of Default, of any portion of the Property; (viii) misapplication or conversion of proceeds of insurance or condemnation; (ix) failure to pay lienable charges for labor and materials furnished prior to foreclosure; (x) failure to deliver tenant security deposits after an Event of Default; (xi) failure to deliver rents and other funds due Lender under the Loan Documents accruing after an Event of Default, except as used to pay amounts required to be paid under the Loan Documents; (xii) removal of Personal Property (as defined in the Loan Documents) from the Property by or on behalf of Borrower, or its Agents, and failure to replace with Personal Property of the same utility and of the same or greater value; (xiii) any act of arson by Borrower or its Agents; or
(xiv) any fees or commissions paid by Borrower after the occurrence of, and during the continuance of, an event of default to its Agents in violation of the terms of the Loan Documents.

        At closing, Lender's standard form Loan Documents will be executed by Borrower without material change and in form and substance satisfactory to Lender in its sole discretion to enable the Loan to be eligible for inclusion in a possible securitization pool (See Section 12 herein). The Loan and Loan Documents related thereto, must meet standards for the commercial mortgage securitization market as determined by Lender, its successors and assigns, from time to time. Borrower and Key Principals shall cooperate, as necessary, to ensure compliance in this regard. The Loan Documents shall be governed in accordance with the laws of the state where the Property is located except where it is customary for out of state lenders to select the state of lender's domicile to govern matters other than lien perfection and the exercise of remedies relating to the Property.

3.       Borrower's Representations.

        Borrower represents to Lender that no pending action, suit or proceeding, or any governmental investigation or any arbitration, exists or, to the knowledge of Borrower, is threatened against Borrower or the Property before any governmental or administrative body, agency or official which (i) challenges the validity of the Commitment or the Loan Documents, or the authority of Borrower to enter into the Commitment or the Loan Documents or to perform the transactions herein or therein, or (ii) would have a material adverse effect on the occupancy of the Property or on the business, financial condition or results of operations of Borrower, Key Principals or the Property. Borrower shall deliver to Lender a certificate confirming the truth and accuracy of the foregoing representation at the closing of the Loan.

                                                                  EXHIBIT 10.27

        Borrower  represents to Lender: (i) it has previously provided to Lender
(a) (except for multi-family or self-storage tenants, if applicable), true, correct and complete counterpart executed copies of all leases with tenants at the Property (and all amendments and supplements thereto and agreements collateral thereto including, but not limited to, any guarantees thereof) (collectively, the "Leases"), (b) a standard form of lease for the Property, and
(c) a true, complete and correct rent roll of the Property as of the date set forth thereon (the "Rent Roll"); (ii) the Rent Roll remains true, complete and correct as of the date hereof; (iii) it has neither provided nor received any notices of default with respect to the Leases; (iv) except as noted on the Rent Roll, it knows of no default of the landlord or the tenants under the Leases; and, (v) it has not been notified, in writing or otherwise, by any tenant of the discontinuance of, or intent to discontinue, its operations at the Property. The standard form of lease must be satisfactory to Lender. All Leases and the identity of all tenants and guarantors thereunder must be consistent with the information set forth in the Rent Roll and satisfactory to Lender.

        Borrower shall promptly notify Lender of any facts or circumstances which result in a change to the information set forth in the Rent Roll. At the closing of the Loan, Borrower shall deliver to Lender (i) a rent roll for the Property dated as of the Closing Date (the "Closing Rent Roll") which shall be consistent in form to the Rent Roll and (ii) a certification by Borrower that the Closing Rent Roll and all Leases theretofore provided to Lender by Borrower are true, correct and complete in all respects. Borrower must proffer a written explanation for, and Lender must agree, in its sole discretion, to accept said explanation, for any differences between facts and circumstances on the Closing Rent Roll and the facts and circumstances on the Rent Roll.

        Borrower represents (i) it has previously delivered to Lender true, correct and complete copies of operating statements of the Property for the lesser of the past three (3) calendar years or as many years as the Property has existed and a year-to-date operating statement of the Property for the current calendar year (which, to the extent included therein, contain true and accurate schedules of tenant improvements, leasing commissions and other capital expenditures), balance sheets and profit and loss statements, federal and state income tax returns, tenant sales figures and all financial statements or reports prepared by independent certified public accountants with respect to Borrower for the lesser of the past three (3) calendar years or as many years as the Borrower has existed, and (ii) the current budget, site plan and leasing plan prepared by Borrower and submitted to Lender with respect to the Property constitute good faith projections of the facts and circumstances set forth therein and Borrower is aware of no facts or circumstances which would adversely affect such projections.

        Except as set forth in the Environmental Questionnaire and Certificate attached hereto and made a part of the Application, or previously delivered to Lender, Borrower represents to Lender it is not aware of any of the following affecting the Property, either currently or historically: any asbestos-containing materials, lead-based paint, storage tanks, toxic substances, hazardous waste or any other adverse environmental condition.

        Except as set forth on a separate written explanation attached hereto and made a part of the Application, or previously delivered to Lender, neither Borrower, any Key Principal, nor any Principal Owner (as defined below) of Borrower has closed any other loan with Lender within the last two (2) years nor has any other loans pending with Lender.

        Except as set forth in detail in a separate written explanation attached hereto and made a part of the Application, or previously delivered to Lender, Borrower represents to Lender that neither Borrower, its Principal Owners (being defined as any person or entity directly or indirectly owning or controlling twenty-five percent [25%] or more of an ownership interest in Borrower or having the power to direct the management and policies of Borrower, whether by contract, through an ownership interest, or otherwise) nor any Key Principal (i) has during the past seven (7) years, had any judgment remain unsatisfied for more than thirty (30) days; (ii) has during the past seven (7) years,

                                                                  EXHIBIT 10.27

transferred its right, title, and interest in a property through a deed-in-lieu or foreclosure action, or has filed or has had filed against it any action under the bankruptcy laws of the United States; (iii) is currently a co-maker, endorser or guarantor on or of any note (except as disclosed to Lender in writing as provided above); (iv) is currently a party to any lawsuit; (v) has received notice of, or is otherwise aware of, any bankruptcy, insolvency or comparable proceedings, condemnation, litigation, or any other action against or affecting the Property, Borrower or any Key Principals or contemplates filing any such proceedings; or (vi) has ever been convicted of a felony. Any such exception must be acceptable to Lender.

        On the Closing Date, Borrower shall certify to Lender if an adverse change has occurred in the: (i) occupancy of the Property; or (ii) the business, financial condition or results of operations of Borrower, Key Principals or the Property from that set forth on the rent rolls, financial statements and reports referred to above. Any such adverse change must be acceptable to Lender.

        As of the date hereof and throughout the term of the Loan, Borrower and Key Principals, if any, represent, warrant and covenant that (i) neither Borrower nor any of its Principal Owners is, or will be, an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) the assets of Borrower or any Principal Owners do not, and will not, constitute "plan assets" of one or more such plans or arrangements for purposes of Title I of ERISA or Section 4975 of the Code; (iii) neither Borrower nor any Principal Owner is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA; and (iv) transactions by or with Borrower or any Principal Owners are not, and will not be, subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans. The provisions of this paragraph shall survive the termination of the Application (and, if accepted by Lender, the Commitment) and Borrower and Key Principals warrant the representations made in this paragraph shall continue to be true and correct until all sums owed under the Loan Documents have been paid in full.

        The  Loan  Documents  shall  contain  additional   representations   and
warranties  of  Borrower  concerning  Borrower,   its  constituent   partner(s),
shareholder(s) or member(s) and the Property.

4.       Lender's Fees, Costs and Expenses.

        Borrower shall, as a condition to the effectiveness of the Application and, if accepted by Lender, the Commitment, deposit with Lender amounts equal to those set forth as the Processing Fee and the Application Fee. Borrower shall pay all costs and expenses incurred in connection with underwriting, preparing for and closing the Loan (the "Loan Expenses"), whether or not the Loan is closed. Borrower understands the Loan Expenses include, but are not limited to, the following: (i) the costs of any additional analyses of the Property, such as, any Phase II Environmental Site Assessments or other environmental analyses, seismic surveys, and any additional structural or engineering surveys; (ii) all inspection fees, credit report fees, insurance policy review fees, title insurance report fees, surveyor's fees, disbursements/expenses of Lender's counsel, any extraordinary legal fees incurred by Lender not covered by the Application Fee, fees for filing and recording the Mortgage and other Loan Documents and fees for all title, UCC, litigation and tax lien searches; (iii) to the extent permitted by applicable law, all note taxes, intangibles taxes, transfer taxes, tangible personal property taxes, documentary stamp taxes, and all taxes relating to or arising from, the Loan Documents; (iv) third party reviewer fee and (v) all license and permit fees, fees in connection with the preparation and delivery of releases or assignments (which must be acceptable to Lender) of any existing mortgage, premiums for title and other insurance, escrow and disbursement fees and other closing costs; and (v) all out-of-pocket losses or expenses incurred, or paid, by Lender in connection with the establishment and termination of the Interest Rate if it is locked at the request, or with the consent, of Borrower and the Commitment expires or is terminated for

                                                                  EXHIBIT 10.27

any reason without the Loan being closed and funded. This paragraph shall survive the termination of the Application (and, if accepted by Lender, the Commitment), and if Borrower fails to pay all Loan Expenses, then Key Principals shall each be jointly and severally responsible for such payment. Loan Expenses do not include, and Borrower shall have no other obligation to pay the costs of any Third Party Analyses or Lender's usual and customary legal fees which are covered under the Application Fee section of the Application.

5.       Brokers.

        Borrower agrees to pay, indemnify and hold the Lender harmless from any and all loss, cost or expense arising out of, or relating to, the claims of any brokers or anyone claiming a right to any fees in connection with the financing of the Property. Borrower has not contracted with, nor does it know of, any broker, other than broker who has participated in the application for the Loan or the transactions contemplated by the Commitment (the "Broker"). Borrower acknowledges that Broker (if any) does not have the authority to, and cannot, bind Lender in any respect, including, without limitation, the authority to waive any conditions or make any changes to this Application, and the resulting Commitment, if any.

6.       Termination.

        Upon written notice to the addressee, Lender may, if this Application is accepted by Lender, terminate the Commitment if any of the following events occur:

a. Without Lender's prior written consent, Borrower sells, transfers, pledges, encumbers or assigns its interest in the Property (or any part thereof).

b. Without Lender's prior written consent, the sale, transfer, pledge, encumbrance or assignment of any equitable or beneficial ownership interest in Borrower.

c.      A material, adverse change in the following:

        i)      the occupancy of the Property;

        ii) the business, financial condition or result of operations of Borrower, Key Principals, or the Property; or

        iii) the business, financial condition or result of operations of any tenant of the Property whose gross annual rent is equal to or exceeds three percent (3%) of the gross annual rent arising from the Property and/or whose net rentable area is equal to or exceeds three percent (3%) of the net rentable area of the Property.

d. Any petition of bankruptcy, insolvency or reorganization is filed by, or against, Borrower, Key Principals, the Property and/or any tenant of the Property.

e. Any material damage, destruction or alteration occurs with respect to the improvements located upon the Property, whether or not covered by insurance.

f. Borrower and/or Key Principals breaches any provision contained in the Application or, if accepted by Lender, the Commitment.

                                                                  EXHIBIT 10.27

g. Borrower and/or Key Principals has made any representation or warranty to Lender which was false or misleading when made in any material respect or which becomes false or misleading in any material respect.

h. Condemnation proceedings are pending or threatened against any part of the Property.

i. Borrower's and/or Key Principals' failure to satisfy any condition set forth in the Application or, if accepted by Lender, the Commitment.

j.      Material, adverse change in the commercial lending market.


        Lender's delay in exercising its right to terminate the Commitment upon the occurrence of any of the above events shall not be construed as a waiver of such right. The failure of Lender to act in any such event shall not be construed as a waiver of its right to act with respect to any subsequent event of a similar nature. Upon termination, Lender's obligations pursuant to the Commitment shall cease and be of no further force and effect.

7.       Lender Authorized.

        Borrower agrees Lender and its agents are authorized to enter the Property for any purpose related to the Application during normal business hours upon reasonable notice to Borrower. Lender is further authorized to obtain credit reports on Borrower and Key Principals and to obtain verification of statements made in the Application and any attachments hereto.

8.       Lender Approval.

        Except as otherwise expressly provided, any instance where the consent or approval of Lender is required, or may be given, or where any determination, judgment or decision is to be rendered by Lender under this Application, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

9.       Additional Definitions/Liquidated Damages.

        For the purposes of the Application, (i) the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in Dallas, Texas or New York, New York; (ii) the singular case includes the plural and the plural the singular; and (iii) the terms "include(s)" and "including" shall mean "include(s), without limitation," and "including, without limitation," respectively. Where any sums are stated as being full liquidated damages, including, but not limited to as more fully set forth in paragraph 18, both parties acknowledge such sums are stated in circumstances in which it is difficult to ascertain the sum required to compensate Lender or Borrower for the loss of opportunity to make or obtain the Loan, the loss of opportunity to make or obtain other loans on account of the time and attention relating to the Loan, the internal expenses incurred by Lender or Borrower in connection with the review and processing of material information relating to the Loan and such provision for liquidated damages represents the reasonable, good faith attempt of the parties to liquidate such damages in advance.

                                                                  EXHIBIT 10.27


10.      Servicing/Assignment.

        The Loan Documents will include provisions permitting Lender to freely transfer the servicing of the Loan. In addition, without Borrower's consent, Lender may assign all or any portion of its rights in the Loan. Borrower shall cooperate in connection with any such transfer and/or assignment. Without limiting the circumstances in which Lender may assign the Loan, Borrower acknowledges that Lender may assign the Loan in connection with a securitization involving the Loan and other assets.

11.      Counterparts.

        The Application may be signed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

12.      Secondary Market.

        If closed and funded, Borrower acknowledges Lender intends to sell the Loan, and such a sale may include the securitization of the Loan through a real estate mortgage investment conduit or other securitization structure. Lender, its servicer, and their respective successors and assigns, have the right to disclose any information concerning the proposed Loan, Borrower, Key Principals and the Property as Lender deems necessary in connection with any such sale. Furthermore, any assignee of Lender or its servicer may continue to make such information available as each deems necessary in connection with any securities relating to the Loan and all shall have the benefit of any warranty, indemnity or other covenant of Borrower or Key Principals under the Application, such as survive the closing of the Loan. . In the event the Loan is securitized or sold as a whole loan, Borrower agrees to meet with representatives of the national credit rating agencies and prospective purchasers and investors to discuss the business and operations of the Property and to cooperate with the reasonable requests of such representatives, purchasers, investors and Lender's assignees or successors.

13.      No Assignment or Third-Party Reliance.

        Unless otherwise approved in writing by Lender, Borrower's rights under the Application may not be assigned to, or relied on by, any person or entity who is not a party hereto other than any borrowing entity to be formed in accordance with the requirements of the Application.

14.      Public Announcement.

        Upon closing of the Loan, Lender (at its own expense) is authorized to issue news releases and to publish announcements in newspapers, trade journals and other appropriate media, containing information about the Loan as may be deemed noteworthy by Lender, including without limitation the legal and trade name (and, if such information is public, the ownership affiliation) of Borrower, the term and amount of the Loan, and the name, nature and location of the Property. This provision shall survive the closing of the Loan.

15.      Title Company Selection.

        Lender has previously experienced closings which are expedited and result in fewer costs to the Borrower if the title commitment and closing are coordinated through a national office of a title underwriter ("Title Company"). The Title Company will (a) handle all funds, escrow functions and related aspects of closing the Loan for such portion of the title premium as it may receive

                                                                  EXHIBIT 10.27

in accordance with applicable law (which amount shall be paid by Borrower), as well as issue title commitment and policy; and (b) cooperate with the local title agent selected by Borrower, if any. Accordingly, please select an underwriter from the list set forth below:

        _____                   Alamo Title Insurance
        _____                   Chicago Title Insurance Company
        _____                   Commonwealth Land Title Insurance Company
        _____                   Fidelity National Title Insurance
        _____                   Lawyers Title Insurance Company
        _____                   Security Union Insurance Company
        _____                   TICOR Title Insurance
        _____                   Transnation Title Insurance Company of New York

        If the Borrower desires to utilize the following local agent (whom Borrower represents is an authorized agent for the underwriter selected above), Borrower agrees and acknowledges: (i) Borrower is solely responsible for the payment of any additional fee or expense related to the use of this local title agent (which increase shall be in the range of $500.00 - $1,000.00) in addition to the payment of monies owed to the Title Company and (ii) Borrower will not contact local agent regarding this loan until the Title Company has done so.

         Name:___________________________________________
         Address:___________________________________________
         City, State, ZIP:____________________________________

        Lender and Borrower agree that the closing of the Loan, including execution of all Loan Documents shall take place at the offices of a local agent.

16.      Surveyor Selection.

        Lender has previously experienced closings which are expedited and result in fewer costs to Borrower if the survey is obtained through a national office of a surveyor. If Borrower elects to choose a surveyor, other than such national surveyor, Borrower agrees and acknowledges: i) Borrower has ordered a survey from and has furnished Lender's survey requirements to the following surveyor, who shall provide such survey to Lender no later than twenty (20) days before the closing of the Loan; ii) Borrower is solely responsible for the payment of the fee of this surveyor selected by Borrower. The local surveyor selected by Borrower, if any, is:

         Company Name:     ___________________________
         Address:          ___________________________
         City, State ZIP:  ___________________________
         Contact:          ___________________________
         Phone/Fax:        ___________________________

         Date Ordered:     ___________________________

                                                                  EXHIBIT 10.27


17.      Borrower's Counsel:

        IF LOAN AMOUNT IS LESS THAN $5,000,000: Counsel for Borrower shall have no ownership, employment or familial relationship to Borrower, Key Principals or any of their affiliates, if any.

        IF LOAN AMOUNT IS $5,000,000 TO $15,000,000: Counsel for Borrower shall have no ownership, employment or familial relationship to Borrower, Key Principals, or any of their affiliates, if any. In addition, the law firm representing Borrower and/or Key Principals must have Errors and Omissions coverage in the minimum amount of $1,000,000. A statement setting forth this coverage must be included in the opinion letter delivered by said firm.

        IF THE LOAN AMOUNT IS GREATER THAN $15,000,000: Counsel for Borrower shall have no ownership, employment or familial relationship to Borrower, Key Principals, or any of their affiliates, if any. In addition, the law firm representing Borrower and/or Key Principals must have Errors and Omissions coverage in the minimum amount of $5,000,000. A statement setting forth this coverage must be included in the opinion letter delivered by said firm.

18.      Governing Laws.

        THE APPLICATION AND, IF ACCEPTED BY LENDER, THE RESULTING COMMITMENT, SHALL BE DEEMED TO BE EXECUTED, PERFORMED, GOVERNED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF, THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER AND KEY PRINCIPALS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THE APPLICATION, AND, IF ACCEPTED BY LENDER, THE RESULTING COMMITMENT.

        The Loan Documents shall be governed in accordance with the laws of the state where the Property is located except where it is customary for out of state lenders to select the state of lender's domicile to govern matters other than lien perfection and the exercise of remedies relating to the Property.

19.      Waiver of Jury Trial; Limitation on Damages.

        TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND KEY PRINCIPALS AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE APPLICATION (AND, IF ACCEPTED BY LENDER, THE RESULTING COMMITMENT), THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. IN NO EVENT SHALL LENDER OR ANY ASSIGNEE OF THE LOAN BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER (INCLUDING BY WAY OF ILLUSTRATION BUT NOT LIMITATION, LOSS OF BUSINESS PROFITS OR OPPORTUNITY, PAIN AND SUFFERING, EMOTIONAL DISTRESS, OR LOSS OR DIMINUTION OF BUSINESS REPUTATION OR GOODWILL). FURTHERMORE BY THEIR EXECUTION OF THE APPLICATION, BORROWER AND KEY PRINCIPALS EACH WAIVE ANY RIGHT TO CLAIM OR SEEK ANY SUCH DAMAGES. LENDER'S LIABILITY FOR ANY DAMAGES CLAIMED BY BORROWER OR ANY KEY PRINCIPALS FOR ANY CAUSE WHATSOEVER ARISING OUT OF, OR IN ANY WAY

                                                                  EXHIBIT 10.27

RELATED TO, THE APPLICATION, ITS ACCEPTANCE, (AND THE RESULTING COMMITMENT, IF ANY,) INCLUDING LENDER'S NEGLIGENCE, SHALL BE LIMITED TO ONE PERCENT (1%) OF THE LOAN AMOUNT AS FULL LIQUIDATED DAMAGES. THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THE COMMITMENT AND THE CLOSING OF THE LOAN. SEE SPECIAL CONDITION #14.

20.      Equal Credit Opportunity Act Notice

        THE FEDERAL EQUAL CREDIT OPPORTUNITY ACT PROHIBITS CREDITORS FROM DISCRIMINATING AGAINST CREDIT APPLICANTS ON THE BASIS OF RACE, COLOR, RELIGION, NATIONAL ORIGIN, SEX, MARITAL STATUS, AGE (PROVIDED THE APPLICANT HAS THE CAPACITY TO ENTER INTO A BINDING CONTRACT), BECAUSE ALL OR PART OF THE APPLICANT'S INCOME DERIVES FROM ANY PUBLIC ASSISTANCE PROGRAM OR BECAUSE THE APPLICANT HAS IN GOOD FAITH EXERCISED ANY RIGHT UNDER THE CONSUMER CREDIT PROTECTION ACT. THE FEDERAL AGENCY THAT ADMINISTERS COMPLIANCE WITH THIS LAW
CONCERNING THIS CREDITOR IS THE FEDERAL TRADE COMMISSION, EQUAL CREDIT OPPORTUNITY, WASHINGTON, D.C. 20580.

21.      Disclosure Notice

        IF YOUR APPLICATION FOR BUSINESS CREDIT IS DENIED, YOU HAVE THE RIGHT TO A WRITTEN STATEMENT OF THE SPECIFIC REASONS FOR THE DENIAL. TO OBTAIN THE STATEMENT, PLEASE CONTACT AMRESCO CAPITAL, L.P., 700 NORTH PEARL STREET, SUITE 2400 - LB #342, DALLAS, TEXAS 75201, ATTENTION: LEGAL DEPARTMENT, (214) 953-7700, WITHIN SIXTY (60) DAYS FROM THE DATE YOU ARE NOTIFIED OF OUR DECISION. WE WILL SEND YOU A WRITTEN STATEMENT OF REASONS FOR THE DENIAL WITHIN THIRTY
(30) DAYS OF RECEIVING YOUR REQUEST FOR THE STATEMENT.

                                                                  EXHIBIT 10.27

                            Instructions to Surveyor

All surveys shall be performed in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1997, and meeting the accuracy requirements of an Urban Survey as defined therein, except that the accuracy and precision requirements are modified to meet the current minimum technical accuracy requirements of your state.

1. The complete and correct legal description of the land (The "Land") as shown on the title insurance commitment or preliminary title report. (NOTE: It must be possible to trace the legal description of the Land on the survey by following the bearings and dimensions around the boundaries of the Land.)

2. The location of all recorded easements and of all unrecorded easements ascertainable by an inspection of the Land, which benefit or burden the Land. (NOTE: All recorded easements are to be identified by a document recording number or by Book and Page numbers of recording). If such an easement cannot be located, a note to this effect should be included.

3. All areas affected by any recorded restrictions of access limitations. (NOTE: All such areas are to be identified by a document recording number or by Book and Page numbers of recording).

4. The location of all monuments designating corners and other boundaries of the Land.

5. The distances and bearings of all boundaries of the property and the location of all changes in bearing.

6. In the case of curved boundaries, complete curve data, including length of the arc, and the chord distance and bearing.

7. The location of all adjoining streets, roads, highways and alleys, with names, rights-of-way widths and distances from the Land noted. If none adjoin the Land, then the location of the nearest public street, road or highway and its distance from the Land, together with the location of the private access easement thereto.

8. The location of public access to the Land and of all entrance drives and curb-cuts.

9.       The exact dimensions of any encroachments on the Land.

10.      A directional indicator showing North.

11.      The street address of each improvement.

                                                                  EXHIBIT 10.27
12.      The zoning designation of the Land.

13.      The dimensions of the Land.

14. The perimeter dimensions and height of each improvement and the location of each improvement as measured from the two (2) nearest property lines or other defined points. Identify, and show, if possible, setback, height and bulk restrictions of record or disclosed by applicable zoning or building codes (in addition to those recorded in subdivision maps). If none, so state.

15. The location of all paved parking areas and the number and type (e.g. handicapped, motorcycle, regular, etc.) of parking spaces contained therein.

16. The location of all walkways driveways and alleys on or crossing the property.

17.      All applicable municipal building setback lines.

18. The location of existing observable onsite easements and/or service lines for natural gas, telephone, electricity, water and sanitary and storm sewers, and their points of connection with the public system.

19.      The area of the Land.

20.      The exterior dimensions of each building at ground level.

21.       All entrances and exits to and from each building.

22. Any portion of the Land which is located in a flood plain or in any other flood hazard, mudslide hazard or flood danger area as designated by applicable governmental authorities (with proper annotation based on Federal Floor Insurance Rate Maps or the State or local equivalent, by scaled map location and graphic plotting only).

23.      Legend of all symbols and abbreviations used.

24. Vicinity map showing the property surveyed in reference to nearby highway(s) or major street intersection(s).

25. All substantial, visible improvements (in addition to buildings, such as signs, parking areas, bus stop enclosures, swimming pools, etc.)

                                                                  EXHIBIT 10.27


26. Physical evidence of all encroaching structures and projections within 5 feet of the boundary of the property (including those outside the boundary).

27. The character and location of all walls, buildings, fences and other visible improvements within five (5) feet of each side of the boundary lines shall be noted.

28. The location of any ponds, lakes, springs, or rivers bordering or running through the property shall be shown.

29.      The following surveyor's certificate:

                                                                  EXHIBIT 10.27

                             SURVEYOR'S CERTIFICATE

To: AMRESCO Capital, L.P., a Delaware limited partnership, its successors and assigns; Morgan Stanley Mortgage Capital, Inc. and its successors and assigns, [BORROWER] and [TITLE INSURANCE COMPANY]

        This is to certify that (a) this map of survey and the property description with respect thereto are true and correct and represent an actual field survey of the real property shown hereon; (b) such survey was conducted under the direct supervision of the undersigned Registered Land Surveyor; (c) such map of survey shows the premises specifically described in [title commitment]; (d) such survey complies with all requirements, terms and conditions of the Lender's Instructions to Surveyor, the receipt of which is hereby acknowledged; and (e) such map of survey was made (i) in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys", jointly established and adopted by ALTA and ACSM in 1997 and includes Items 2, 3, 4, 6, 7(a), 8, 9 and 10, and to the extent necessary to determine compliance with applicable zoning requirements, items 7(b) and 7(c), on Table A, "Optional Survey Responsibilities and Specifications", specifically defined therein, and
(ii) pursuant to the Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of this certification) of an Urban Survey.

                            [Signature]

                            [Type name of surveyor below signature line]


Registration No._______________

Date:  [Date]

[Seal]

                                                                  EXHIBIT 10.27

                               TITLE REQUIREMENTS


Title insurance insures AMRESCO Capital, L.P., a Delaware limited partnership, its successors and assigns, as to the first priority lien of the mortgage subject only to permitted encumbrances, none of which should interfere with the current use or the value of the mortgage. Lender requires that title insurance is provided by a company acceptable to it and authorized to do business in the jurisdiction where the property is located. The policy must comply with the following Lender requirements:

o The title insurance policy (the "Policy") must equal the stated principal amount of the Loan. If such amount exceeds the single risk limit determined by Lender from time to time with respect to the title company issuing the Policy, arrangements must be made for reinsurance and/or co-insurance which are satisfactory to Lender.

o The Policy must name AMRESCO Capital, L.P., a Delaware limited partnership, its successors and assigns as the insured. The effective date of the Policy and all endorsements must be the date of recording of the mortgage or the day of funding, whichever is later. If the loan will be funded prior to the recordation of the mortgage, the Policy must insure the "gap" between funding and recording.

o The Policy must be written on the standard 1992 American Land Title Association ("ALTA") form of loan policy or on the 1987 or 1970 form of ALTA loan policy. The 1990 form of ALTA Loan Policy is not acceptable. If these forms are not available in a particular jurisdiction by statute or regulation, the equivalent form approved for use in such state may be used. If the 1987 or 1970 form of ALTA loan policy or the equivalent form is issued, the Policy cannot contain any creditors' rights or similar exception or exclusion which must be deleted by endorsement. If the Policy contains any provisions for the arbitration of claims, such provisions must also be deleted by endorsement.

o All standard exceptions, (i.e., parties in possession, matters not shown on the public records, any state of facts that an accurate survey or physical inspection might show, claims or liens of mechanics or material-men) must be deleted. An exception for "rights of tenants, as tenants only" is acceptable. Other exceptions unacceptable to ACLP's counsel should be deleted or insured over in a manner acceptable to ACLP's counsel. Recorded leases should be reflected in the Policy as subordinate to the security instrument.

o If the Policy contains exceptions for taxes, assessments or other lienable items, the Policy must insure that such items are not yet due and payable.

o       The legal description in the Policy must conform to the survey,  and the
        Policy  should   specifically  refer  to  the  survey.  All  appurtenant
        easements that benefit the property  should be included in

                                                                  EXHIBIT 10.27


        Schedule A of the Policy. A so-called "Meridian" legal description in the absence of a metes and bounds description or a Surveyor endorsement (see below) is unacceptable.

o Each Policy should contain the following standard endorsements or their equivalent, unless such endorsements are not applicable or are not available by statute or regulation in the jurisdiction where the property is located:

        a.      Comprehensive Endorsement (ALTA Form 9)

        b.      Survey Endorsement (Land Same as Survey)

        c.      Usury Endorsement

        d.      Variable Rate Endorsement (if applicable)

        e.      Environmental lien protection Endorsement (ALTA Form 8. 1)

        f.      Separate tax lot endorsement

        g.      Contiguity endorsement

        h.      Mortgage tax endorsement

        i. If blanket easements affect the property, a CLTA 103.1 or equivalent endorsement

        j.      Access endorsement

        k.      Zoning endorsement (ALTA Form 3.1 with parking)

                                                                  EXHIBIT 10.27

                           BORROWER DOCUMENTATION LIST

        Borrower is responsible for providing all of the following documentation and underwriting information with the signed Application:

A.  Required to Obtain Third Party Reports

        1. Brief description of the Borrower, Key Principals and property manager

        2.      Neighborhood map

        3.      Copy of site plan and building layout/floor plan

        4. Color photographs (including aerial photographs, if available) of Property and surrounding area

        5. Property operating statements and occupancy for (i) the lesser of the past three (3) full calendar years, or as many years as Property has existed, (ii) current year-to-date actual and remainder of the year budget and (iii) trailing 12-month statements, if available, each signed, dated and certified* correct by the Borrower/Key Principal

        6. Current rent roll (or other evidence of leasing status), signed, dated and certified correct by the Borrower/Key Principal (dated within 30 days of closing)

        7. Capital expenditures (i) incurred for the lesser of the past three (3) years, or as many years as Property has existed, and
                (ii) budgeted for the next 12 months for the Property, each signed, dated and certified correct by the Borrower/Key Principal

        *       certified   documents   must  contain  the  following   language
                preceding  the  required  signature  of  the  certifying  party:
                "Certified true and correct".


B.  Property and Lease Data

        1.      One  copy  of  each  lease   currently   in  effect   (with  all
                modifications, amendments and assignments)

        2. Real Estate Tax Bills for the lesser of the past three (3) full calendar years, or as many years as the Property has existed, and current year-to-date

                                                                  EXHIBIT 10.27


        3. Monthly Occupancy History for the lesser of the past three (3) full calendar years, or as many years as the Property has existed, and current year-to-date (certified, dated and signed)

        4. For Retail, Industrial, Office only - Most recent Financial Statements for all major tenants (more than 20% of NRSF or Total Revenue), to the extent available

        5. For Retail, Industrial, Office only - List of all current tenant concessions (including free rent and above standard tenant allowance) (letter signed by Borrower)

        6.      For Retail only - Sales History for the lessor of the past three
                (3) full calendar years, or as many years as the Property has existed, and current year-to-date for all major tenants which account for more than 20% of NRSF or Total Revenue

        7.      Existing Survey, if available

        8.      Existing Title Policy, if available

C.  Property Management Data

        1. Executed Property Management Agreement (or Asset Management Agreement, if applicable)

        2. All known current property code violations and other litigation affecting the Property (letter signed by Borrower)

        3. Name, address and telephone number of insurance agent with whom Lender is to coordinate.

        4.      Copy  of  Property  Insurance  Policies   (including   casualty,
                liability and rent loss)

        5.      For Hotel only - Copy of franchise agreement

        6.      For an Acquisition only - Contract of Sale

D.   Financial Data

        1. Financial Statements for Borrower (and Borrower's corporate general partner, if applicable) and each Key Principal as of prior year-end and current year-to-date (certified, dated and signed)

                                                                  EXHIBIT 10.27

        2. Federal Tax Return for Borrower and each Key Principal for the prior year (signed and dated)

        3. Three (3) credit references for the Borrower and each Key Principal, including each reference's address and phone number

        4. Sources and Uses of Funds - Detailed breakdown of allocation of loan proceeds, including, but not limited to, estimated payoff of existing mortgage, fees, expenses, and amount to be retained by Borrower, if any.

E.  Organizational Documents

If Borrower is a Partnership, copies of:

        1. Partnership Agreement and all modifications/amendments thereto (if this entity is to be formed, or agreement amended to incorporate single-purpose provisions, provide drafts of documents prior to final execution)

        2.      Certified Certificate of Limited Partnership, if applicable

        3. List of current partners and their respective partnership interests

        If Borrower (or its general partner or managing member) is a Corporation, copies of:

        1. Certified Articles of Incorporation (if entity is to be formed, or existing documents are to be modified, provide drafts of the documents before final execution)

        2.      List of all officers and directors of the corporation

        3. List of current stockholders and their respective ownership interests

If Borrower is a Trust, copies of:

        1. Trust Agreement (if entity is to be formed, or existing documents are to be modified, provide drafts of the documents before final execution)

         2        List of current trustees

         3.       List of current beneficiaries

                                                                  EXHIBIT 10.27


If Borrower is a Limited Liability Company, copies of:

        1. Certified Articles of Organization and Regulations (if entity is to be formed, or existing documents are to be modified, provide drafts of the documents before final execution)

         2.       List of current managers

        3.      List of current members and their respective ownership interests

        NOTE:   Lender's   Counsel  will  deliver  to  Borrower's   Counsel  SPV
                (single-purpose)   provisions  for  use  in  the  organizational
                documents.

        This list is for convenience only to inform Borrower of certain items Borrower must furnish in connection with the Loan. Nothing herein shall bind Lender or constitute any commitment, approval, or waiver by Lender. Lender reserves the right to require that all of its requirements, whether or not shown on this list, be fully satisfied prior to closing.

                                                                  EXHIBIT 10.27


                   ENVIRONMENTAL QUESTIONNAIRE AND CERTIFICATE

Definitions. The following definitions shall apply to this Environmental Questionnaire and Certificate (the "Questionnaire").

A "Hazardous materials" means any element, substance, compound, or mixture, including disease-causing agents which (i) after release into the environment and upon exposure, ingestion, inhalation, or assimilation into any organism, either directly or indirectly, will or may reasonably be anticipated to cause death, disease, behavioral abnormalities, cancer, genetic mutation, physiological malfunctions (including malfunctions in reproduction) or physical deformations, in such organisms or their offspring or (ii) pose a substantial present or potential hazard to human health or the environment when improperly treated, stored, transported or disposed of or otherwise managed.

B. "Property " means the land, the buildings thereon, and the other improvements, as applicable, thereon which are to be the security for the Loan from AMRESCO CAPITAL, L.P. being applied for by Borrower in the attached Application ("the Loan").

______________________________________________________________________________

1. Are any hazardous materials generated, stored, treated, or disposed of or expected to be generated, store, treated, or disposed of on the Property?

                  Yes _____                 No _____

        If the answer to 1. is yes, please explain in detail the nature of those items (attach additional pages if necessary).

2. a. To the best of your knowledge, have any hazardous materials (i) been disposed of or released at, on, or under the Property, (ii) been disposed of or released at on or under land abutting the Property, or
        (iii) migrated from other land to the Property?

                  Yes _____                 No _____

        If the answer to 2a. is yes, please explain in detail the nature of those items (attach additional pages if necessary).

                                                                  EXHIBIT 10.27


        b. To the best of your knowledge, are there any landfills or sites listed under the Comprehensive Environmental Response Compensation and Liability Act of 1980 as amended ("CERCLA") or any comparable state statute located within a quarter mile radius of the Property?

                  Yes _____                 No _____

        If the answer to 2.b. is yes, please explain in detail the nature of those items (attach additional pages if necessary).

3. Are any oil or petroleum related products now being stored in drums, containers and/or tanks on the Property other than minor amounts stored for personal, household or routine maintenance purposes?

                  Yes _____                 No _____

        If the answer to 3. is yes, please explain in detail the nature of those items (attach additional pages if necessary).

4.      a. Are any active underground or other storage tanks on the Property?

                  Yes _____                 No _____

        b. If the answer to 4.a. is yes, state the type and quantity of material being stored, the location, type of tank material, if known, and age of each tank. In addition, please describe the leak containment system, detection system and the inventory control system utilized for each tank. (Attach additional pages if necessary.)


        c. If the answer to 4.a. is yes, state the date the tank was last tested for tightness, and whether each tank is registered with any governmental entity. In addition, please attach copies of the most recent test results for each tank and all registration materials. If the tank is not required to be registered, attach a copy of the relevant regulations exempting registration.


        d. Does any empty or unused underground or above ground tank exist on the property?

                  Yes _____                 No _____

        If the answer to 4.d. is yes, state the location of each (attach additional pages if necessary.

        e. To the best of your knowledge, has there ever been any underground or above ground tank on the Property that has been removed?

                                                                  EXHIBIT 10.27

                  Yes _____                 No _____

        If the answer to 4.e. is yes, state the approximate location, if known, and provide copies of any documentation in your possession regarding the removal of the tank.

        f. To the best of your knowledge, are there now or has there ever been any leaking underground storage tank located within a radius of 1/8th of a mile from the Property?

                  Yes _____                 No _____

5. a. Does the Property have any materials which contain as a component asbestos?

                  Yes _____                 No _____

        If the answer to 5.a. is yes, please describe the materials and their location (attach additional pages, if necessary).

        b. Is any electrical transformer (whether pole or pad mounted) any other electrical equipment (i.e., elevator, hydraulic lift) located on the Property?

                  Yes _____                 No _____

        If the answer to 5.b. is yes, please describe its location (attach additional pages, if necessary).

        c. Does the Property contain urea formaldehyde foam insulation in its building materials?

                  Yes _____                 No _____

        If the answer to 5.c. is yes, please describe its location (attach additional pages, if necessary).

         d.       Has radon gas ever been detected on the Property?

                  Yes _____                 No _____

        If the answer to 5.d. is yes, please describe its location (attach additional pages, if necessary).


         e.       Has methane gas ever been detected on the Property?

                                                                  EXHIBIT 10.27


                  Yes _____                 No _____


        If the answer to 5.e. is yes, please describe its location (attach additional pages, if necessary).

        f.      If the  Property  consists of  multifamily,  congregate  care or
                daycare  facility,   are  you  aware  of  the  presence  of  any
                lead-based materials (e.g., paint, piping or pipe fittings)?

                  Yes _____                 No _____

        If the answer to 5.f. is yes, please describe the materials and the location (attach additional pages, if necessary).

        g.      Has  there   ever  been  an  active  dry   cleaning   processing
                establishment located on the Property?

                  Yes _____                 No _____

        If the answer to 5.g. is yes, please describe the materials and the location (attach additional pages, if necessary).

        h.      Has any dry cleaning solvent ever been detected on the Property?

                  Yes _____                 No _____

        If the answer to 5.h. is yes, please describe location (attach additional pages, if necessary).

6.      a. What is the name of the seller from whom you bought the Property?

        Name: ____________________________________________________________

        b. Describe the current use of the Property and the use at the time you acquired it (attach additional pages, if necessary).

        __________________________________________________________________

        c. Will any future use ever be different from the current use? If the answer to 6.c. is yes, please describe all proposed future uses (attach additional pages, if necessary).

        __________________________________________________________________

                                                                  EXHIBIT 10.27

7.      (To be  answered  if the  Property is in  Connecticut,  Maine,  or Rhode
        Island:)

        a. Was the Property transferred out of or described as part of a larger parcel within the past five years (relates to state superlien statute "clawback" provisions)?

                  Yes _____                 No _____

        b. If the answer to 7.a. is yes, please describe by boundaries the larger parcel of which the Property was a part (attach additional pages if necessary).

                                                                  EXHIBIT 10.27


        I/(We)  certify (i) that each of the above answers is true and complete;
(ii) that to the best of my (our) knowledge there is no violation of federal, state, or local environmental laws on the Property, except as described herein; and (iii) that I (we) will immediately notify AMRESCO CAPITAL, L.P. if at any time while the Loan is outstanding I (we) learn that any of the above answers either was not true when made or is no longer true.

        I/(We) understand that if any of the above answers has been answered in the affirmative or are not confirmed by Phase I Environmental Site Assessment, AMRESCO CAPITAL, L.P. may require (i) satisfactory answers to further questions, to be provided by AMRESCO CAPITAL, L.P. and/or (ii) further investigation of the Property, including, in AMRESCO CAPITAL, L.P.'s sole discretion, soil and groundwater sampling and monitoring, with results satisfactory to AMRESCO
CAPITAL, L.P. in its sole discretion, as a condition or conditions to closing the proposed Loan.

BORROWER:

______________________________________



By:      _______________________________
Name:    _______________________________
Title:   _______________________________
Date:    _______________________________


KEY PRINCIPAL(S):



By:      ______________________________
Name:    ______________________________
Title:   ______________________________
Date:    ______________________________